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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): December 6, 2000 (December 1, 2000)



                       APPLIED GRAPHICS TECHNOLOGIES, INC.
             (Exact name of Registrant as specified in its charter)

DELAWARE                                   0-28208                           13-3864004
(State or other jurisdiction        (Commission File Number)     (I.R.S. Employer Identification No.)
   of incorporation)



450 WEST 33RD STREET, NEW YORK, NY                                      10001
(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code: 212-716-6600



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Item 5.  Other Events

On December 1, 2000, Applied Graphics Technologies, Inc. (the "Company") announced the resignation of Derek Ashley as Vice Chairman, Chief Executive Officer, and Chief Operating Officer. Further details of this announcement are contained in the press release of the Company dated December 1, 2000, which is attached hereto as Exhibit 99.1.


Item 7.  Financial Statements and Exhibits.

(a)      Financial statements of business acquired.

         Not applicable.

(b)      Pro forma financial information

         Not applicable.

(c)      Exhibits

         99.1 Press release issued by the Company on December 1, 2000.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



Dated:  December 6, 2000                      By: /s/ Joseph D. Vecchiolla

                                                 Joseph D. Vecchiolla
                                                 Senior Vice President,
                                                 Chief Operating Officer,
                                                 and Chief Financial Officer